COLUMBIA FUNDS SERIES TRUST II

Columbia Retirement 2005 Portfolio

Columbia Retirement 2010 Portfolio

Columbia Retirement 2015 Portfolio

Columbia Retirement 2020 Portfolio

Columbia Retirement 2025 Portfolio

Columbia Retirement 2030 Portfolio

Columbia Retirement 2035 Portfolio

Columbia Retirement 2040 Portfolio

(each a “Portfolio” and together the “Portfolios”)

Supplement dated August 18, 2010 to the Prospectuses and

Statement of Additional Information dated March 1, 2010, as supplemented

The Board of Trustees of Columbia Funds Series Trust II, of which each of the Portfolios is a series, approved a plan of liquidation and termination (the “Plan”) pursuant to which each of the Portfolios will be liquidated and terminated. Each Portfolio is expected to be liquidated completely on or about October 28, 2010 (the “Liquidation Date”).

Accordingly, each Portfolio expects to make a final liquidating distribution to each of its shareholders of record determined as of the close of business on the Liquidation Date in an amount equal to the value of each shareholder’s Portfolio holdings calculated as of 4:00 p.m. Eastern time on the Liquidation Date. As soon as practicable following the completion of all final liquidating distributions on the Liquidation Date pursuant to the Plan, each Portfolio will be terminated.

Effective August 18, 2010, each Portfolio will be closed to new accounts but existing shareholders may continue to make additional purchases, including purchases by plan-level retirement accounts relating to new plan participants, through October 27, 2010. In addition, retirement plans that have approved a Portfolio as an investment option as of the date of this supplement, but that have not opened an account as of such date, may open an account and make purchases of Portfolio shares and add new accounts. Shareholders of a Portfolio may redeem their investments in the Portfolio at any time prior to the close of business on the Liquidation Date.

Shareholders should retain this Supplement for future reference.

C-1031-1 A (8/10)